UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

Ascential Software Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      ☑     No fee required

      ☐     Fee computed on table below per Exchange Act Rules l4a-6(i)(l) and 0-11.

      (1) Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROPOSAL ONE: ELECTION OF DIRECTORS
PROPOSAL TWO: TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM 500,000,000 TO 125,000,000
PROPOSAL THREE: APPROVAL OF AMENDMENT TO SECOND RESTATED 1997 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL FOUR: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
Appendix A
Appendix B

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 18, 2004

10:00 a.m.

To the Stockholders of Ascential Software Corporation:

      Notice is hereby given that the 2004 Annual Meeting of Stockholders of Ascential Software Corporation, a Delaware corporation (the “Company”), will be held on Friday, June 18, 2004, at 10:00 a.m., local time, at the Crowne Plaza, Hawthorne Room, 1360 Worcester Street, Natick, Massachusetts 01760, for the following purposes:

1.	To elect two directors to Class II of the Company’s Board of Directors to serve until the expiration of their term or until their successors are duly qualified and elected or appointed, as more fully described in the Proxy Statement accompanying this Notice;

2.	To authorize the Board of Directors to further amend the Company’s Restated Certificate of Incorporation, as amended, to decrease the number of shares of authorized Common Stock (as defined below) from 500,000,000 to 125,000,000;

3.	To approve an amendment to the Company’s Second Restated 1997 Employee Stock Purchase Plan (the “ESPP”) increasing the number of shares of Common Stock authorized for issuance under the ESPP from 2,250,000 to 3,250,000 as more fully described in the Proxy Statement accompanying this Notice;

4.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company for the fiscal year ending December 31, 2004, as more fully described in the Proxy Statement accompanying this Notice; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only holders of record of Common Stock at the close of business on April 26, 2004 are entitled to notice of and to vote at the meeting.

      All stockholders are cordially invited to attend the meeting in person. To assure that holders of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), are represented at the meeting, however, such holders are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. HOLDERS OF COMMON STOCK MAY REVOKE THEIR PROXIES IN THE MANNER DESCRIBED IN THE ACCOMPANYING

PROXY STATEMENT AT ANY TIME BEFORE THEY HAVE BEEN VOTED AT THE ANNUAL MEETING. ANY HOLDER OF COMMON STOCK ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

By Order of the Board of Directors

ASCENTIAL SOFTWARE CORPORATION

Scott N. Semel
Secretary

Westborough, Massachusetts

May 3, 2004

ASCENTIAL SOFTWARE CORPORATION

50 WASHINGTON STREET
WESTBOROUGH, MASSACHUSETTS 01581

PROXY STATEMENT

FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed proxy is solicited on behalf of the Board of Directors of Ascential Software Corporation, a Delaware corporation (the “Company”), for use at the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, June 18, 2004, at 10:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders (the “Notice of Annual Meeting”). The Annual Meeting will be held at the Crowne Plaza, Hawthorne Room, 1360 Worcester Street, Natick, Massachusetts 01760. The Company’s principal executive offices are located at 50 Washington Street, Westborough, Massachusetts 01581, and its telephone number at that address is (508) 366-3888.

      The Notice of Annual Meeting, this Proxy Statement, the accompanying proxy card and the Company’s Annual Report to Stockholders for the year ended December 31, 2003, including financial statements, are expected to be mailed on or about May 3, 2004 to all stockholders entitled to vote at the Annual Meeting.

Voting by and Revocability of Proxies

      All proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in favor of the matters set forth in the notice of meeting accompanying this proxy statement.

      Any proxy given pursuant to the solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by: (i) filing with the General Counsel of the Company at or before the taking of the vote at the Annual Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing or transmitting a later dated proxy relating to the same shares and delivering it to the General Counsel of the Company at or before the taking of the vote at the Annual Meeting; or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to Ascential Software Corporation at 50 Washington Street, Westborough, Massachusetts 01581, Attention: General Counsel, or hand-delivered to the Company’s General Counsel at or before the taking of the vote at the Annual Meeting.

Votes Required and Board of Directors’ Recommendation

      The holders of record of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), at the close of business on April 26, 2004 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, the Company had issued and outstanding and entitled to vote 60,212,671 shares of Common Stock.

      A quorum of stockholders is necessary to hold a valid annual meeting. Under the Company’s Second Amended and Restated Bylaws, a quorum will exist at the Annual Meeting if a majority of the shares of the Company’s stock entitled to vote at the Annual Meeting are present in person or represented by proxy.

For purposes of determining the presence or absence of a quorum, votes withheld, abstentions and “broker non-votes” (where a broker or nominee does not exercise discretionary authority to vote on a matter) will be counted as present. The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy and voting on the matter is required for the election of the Class II directors. The affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock is required to authorize the Board of Directors to amend the Company’s Restated Certificate of Incorporation, as amended (the “Restated Certificate of Incorporation”), to decrease the number of shares of authorized Common Stock from 500,000,000 to 125,000,000. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter is required to approve (i) the amendment to the Company’s Second Restated 1997 Employee Stock Purchase Plan (the “ESPP”), and (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company for the fiscal year ending December 31, 2004.

      The Board of Directors has unanimously approved ALL of the matters submitted to stockholders in this Proxy Statement and recommends that stockholders vote FOR each such matter.

Abstentions and Broker Non-Votes

      Shares that abstain from voting on a particular matter and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be counted as votes in favor of such matter and will also not be counted as votes cast on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the outcome of voting with respect to (i) the election of the Class II directors, which requires a plurality of the shares of Common Stock present in person or represented by proxy and voting on the matter; (ii) the amendment to the ESPP, which requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter; and (iii) the ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the independent auditors of the Company for the fiscal year ending December 31, 2004, which requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter. Abstentions and broker non-votes will have the effect of a negative vote with respect to the authorization of the Board of Directors to amend the Company’s Restated Certificate of Incorporation to decrease the number of shares of authorized Common Stock from 500,000,000 to 125,000,000 because approval of this proposal requires the affirmative vote of two-thirds of all outstanding shares of Common Stock.

Solicitation of Proxies

      The expense of soliciting proxies in the enclosed form will be borne by the Company. The Company has retained Morrow and Co., Inc., a proxy solicitation firm, to solicit proxies in connection with the Annual Meeting at a cost of approximately $7,500 plus expenses. In addition, the Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and employees, personally or by telephone, facsimile or other means of communication. No additional compensation will be paid for such services.

Deadline for Receipt of Stockholder Proposals for 2005 Annual Meeting

      Proposals of stockholders intended to be presented at the 2005 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received no later than January 3, 2005 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

      Under the Company’s Second Amended and Restated Bylaws, proposals of stockholders intended to be submitted for a formal vote at the 2005 Annual Meeting of Stockholders (other than proposals intended to be included in the Company’s proxy statement and form of proxy in accordance with

Rule 14a-8 promulgated under the Exchange Act) may be made only by a stockholder who has given written notice of the proposal to the Secretary of the Company at its principal executive offices not less than 120 days prior to the date of the 2005 Annual Meeting of Stockholders.

Householding of Annual Meeting Materials

      Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s Proxy Statement or Annual Report to Stockholders may have been sent to multiple shareholders in each household. The Company will promptly deliver a separate copy of either document to any stockholder upon written or oral request to the Company’s Vice President, Investor Relations, Ascential Software Corporation, 50 Washington Street, Westborough, Massachusetts 01581, (508) 366-3888. Any stockholder who wishes to receive separate copies of the Annual Report to Stockholders and Proxy Statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact the Vice President, Investor Relations of the Company at the above address or phone number.

Electronic Voting

      Any stockholder who owns shares of Common Stock of record may authorize the voting of its shares over the Internet at www.eproxyvote.com/ascl or telephonically by calling 1-877-PRX-VOTE (1-877-779-8683) and by following the instructions on the enclosed proxy card. Authorizations submitted over the Internet or by telephone must be received by 11:59 p.m. on June 17, 2004.

      If a stockholder owns shares held in “street name” by a bank or brokerage firm, the stockholder’s bank or brokerage firm will provide a vote instruction form to the stockholder with this Proxy Statement that may be used to direct how the shares will be voted. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by the stockholder’s bank or brokerage firm on the vote instruction form.

Direct Registration of Stock

      The Company has instituted direct registration of Common Stock. This means that all shares of Common Stock recorded on the books of the Company’s transfer agent may be represented and tracked electronically, in “book-entry” form. A stockholder retains full ownership over its shares, without having to hold a stock certificate. Under direct registration, a stockholder would be issued an account number and receive statements detailing the stockholder’s account activity and share balance. Shares held in book-entry form retain the traditional rights and privileges of shares held in certificate form. The stockholder would receive all corporate communications, annual reports and proxy materials directly from the Company. Book-entry ownership may also allow convenient electronic share transactions and in certain instances may lead to cost reductions. The stockholder may, in fact, sell its book-entry shares directly through the Company’s transfer agent, EquiServe Trust Company, N.A. Direct registration is not mandatory; shares may still be held in traditional paper certificate form. Any stockholder with questions about this program should contact EquiServe Trust Company, N.A., at (800) 935-9330, or www.equiserve.com.

PROPOSAL ONE

ELECTION OF DIRECTORS

Board of Directors’ Recommendation

      The Board of Directors has unanimously approved the Class II Nominees (as defined below) and recommends that the stockholders vote FOR the election of the Class II Nominees.

      The Company’s Restated Certificate of Incorporation and Second Amended and Restated Bylaws provide that the Board of Directors shall be divided into three classes, with each class having a three-year term. Except for directorships relating to the rights of the holders of preferred stock, if any, and vacancies in such directorships, vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the size of the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is duly qualified and elected or until such director’s death, resignation or removal.

      There are currently five members of the Board of Directors. Class I presently consists of one director whose three-year term expires in 2006. Class II presently consists of two directors who are serving three-year terms expiring as of this Annual Meeting. Class III presently consists of two directors who are serving three-year terms expiring in 2005. At each annual meeting of stockholders, directors elected to succeed those in the class whose terms expire will be elected for three-year terms so that the term of one class of directors will expire each year. In each case, a director serves for the designated term and until his or her respective successor is duly qualified and elected, or until any such director’s death, resignation or removal.

      Two Class II directors are to be elected at this Annual Meeting to serve three-year terms expiring in 2007. The Board of Directors, upon recommendation by the Nominating and Corporate Governance Committee, has nominated David J. Ellenberger and William J. Weyand for election to the Class II board seats (the “Class II Nominees”). Shares represented by the accompanying proxy will be voted for the Class II Nominees unless the proxy is marked in such a manner as to withhold authority to so vote. If either nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy may be voted for a substitute nominee designated by the present Board of Directors to fill the vacancy. It is not presently expected that either of the Class II Nominees will be unable or will decline to serve as a director.

      The name of the Class II Nominees and the Company’s other current directors and certain information about them as of February 27, 2004 are set forth below. Information as to the stock ownership of each director and all current directors and executive officers of the Company as a group is set forth below under the heading “Security Ownership of Management and Certain Beneficial Owners.”

			Director	Expiration of Term
Name of Director	Age	Position(s) with the Company	Since	at Annual Meeting

Class I Director
John J. Gavin, Jr.(1)(2)	48	Director	2001	2006
Class II Directors
*David J. Ellenberger(1)(3)	47	Director	2002	2004
*William J. Weyand(3)	59	Director	2002	2004
Class III Directors
Peter Gyenes	58	Chairman and CEO	2000	2005
Robert M. Morrill(1)(2)	66	Director	2000	2005

*	Nominee for Class II Director

(1)	Member of Audit Committee. John J. Gavin, Jr. serves as the Chairman of the Audit Committee.

(2)	Member of Nominating and Corporate Governance Committee.

(3)	Member of Compensation Committee. William J. Weyand serves as the Chairman of the Compensation Committee.

      John J. Gavin, Jr. has served as a member of the Company’s Board of Directors since October 2001. From February 2000 through December 2001, Mr. Gavin served as the Senior Vice President and Chief Financial Officer of Cambridge Technology Partners, which was acquired by Novell, Inc. Prior to his work at Cambridge Technology Partners, Mr. Gavin spent twelve years at Data General Corporation rising through the financial organization to Vice President and Chief Financial Officer. Mr. Gavin also spent ten years at Price Waterhouse LLP in various accounting and audit positions including serving as Senior Manager in charge of multi-national audits. Mr. Gavin earned a B.S. degree at Providence College and is a certified public accountant.

      David J. Ellenberger has served as a member of the Company’s Board of Directors since January 2002. Mr. Ellenberger currently serves as the Chief Executive Officer of 170 Systems, Inc., the leading provider of software products and services designed to dramatically reduce operational costs and increase financial compliance for large ERP systems. Mr. Ellenberger also served as Chief Executive Officer of Vividon Inc., a leading provider of Internet infrastructure devices for high-volume streaming media applications, until its merger with Starbak Communications, Inc. in January 2003. Before joining Vividon, Mr. Ellenberger was President and Chief Operating Officer of DataSage Inc., a leader in data mining and personalization applications, where he completed the sale of the company to Vignette Corporation. Mr. Ellenberger began his career at Bell Laboratories, and served for more than ten years at Data General Corporation in progressive leadership and general management positions. Mr. Ellenberger holds an M.B.A. degree from the University of Chicago, an M.S. degree in Computer Engineering from Stanford University and a B.S.E.E. degree from Iowa State University.

      William J. Weyand has served as a member of the Company’s Board of Directors since July 2002. During 2003, Mr. Weyand served as Vice Chairman and Chief Executive Officer of Pavilion Technologies, Inc., a provider of real-time enterprise optimization software, while the company recruited a permanent Chief Executive Officer to lead the company’s growth. Prior to that time, Mr. Weyand, from May 1997 to November 2001, served as the Chairman and Chief Executive Officer of Structural Dynamics Research Corporation (SDRC), a leading provider in Enterprise Product Lifecycle Management Solutions. Mr. Weyand completed the sale of SDRC to Electronic Data Systems (EDS) in August 2001. Before joining SDRC, Mr. Weyand served as Executive Vice President of Measurex Corporation, a leader in process optimization systems. Prior to his tenure at Measurex, Mr. Weyand served in senior sales and marketing management positions at Cygnet Systems, Inc., Avco Corporation and Chomerics. Mr. Weyand holds a B.B.A. degree in marketing from Nichols College, presently serves on the Boards of Riverstone Networks, Inc., Pavilion Technology, Inc. and the Ohio River Valley Chapter of the Arthritis Foundation, and is a trustee of Nichols College. Mr. Weyand also served on the Board of Manufacturing Service Ltd. until it was acquired in March 2004.

      Peter Gyenes has served as the Chairman and Chief Executive Officer of the Company since July 2000. Mr. Gyenes has more than 30 years of experience in sales, marketing and general management positions within the computer systems and software industry. Prior to the Company’s acquisition of Ardent Software, Inc. (“Ardent”) in March 2000, he was chairman, president and Chief Executive Officer of Ardent, which he joined in May 1996. Before joining Ardent, he was president and Chief Executive Officer of Racal InterLan, Inc. Previously, Mr. Gyenes served in executive sales, marketing, and general management positions at Prime Computer Inc., Encore Computer and Data General Corporation (now part of EMC Corporation). Earlier in his career, Mr. Gyenes held technical positions with Xerox Data Systems and IBM. He serves on the boards of Applix Computer Systems, the Massachusetts Software and Internet Council and ViryaNet Ltd. Mr. Gyenes received a B.A. degree in Mathematics and an M.B.A. degree from Columbia University.

      Robert M. Morrill has served as a member of the Company’s Board of Directors since March 2000. Since 1991, Mr. Morrill has been the general partner of Morrill Associates, L.P. Mr. Morrill was a private investor in Ardent since 1984. Mr. Morrill was Chairman of the Board of Ardent from 1984 until March 1997 and Chief Executive Officer and President of Ardent from March 1996 to March 1997. Mr. Morrill has served on numerous private and public company boards over the past 20 years. He holds a B.A. degree in liberal arts from Ohio Wesleyan University where he serves as a member of the Board of Trustees.

      There is no family relationship among any of the directors or executive officers of the Company.

Board Independence

      Under NASDAQ rules that become applicable to the Company on the date of the Annual Meeting, a director of the Company will only qualify as an “independent director” if, in the opinion of the Company’s Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Company’s Board of Directors has determined that none of John J. Gavin, Jr., David J. Ellenberger, William J. Weyand or Robert M. Morrill has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. Marketplace Rules.

Board and Committee Meetings

      The Company’s Board of Directors held six meetings during the year ended December 31, 2003. No incumbent director during 2003 attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which such person was a director and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served during the period such person served.

      The Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance Committees, each of which operates under a charter that has been approved by the Board. A copy of the Company’s Nominating and Corporate Governance Committee charter is provided on the Company’s website, at www.ascential.com. A copy of the Audit Committee charter, as in effect on the date of this proxy statement, is attached as Appendix B.

      The Board of Directors has determined that all of the members of the Board’s Audit, Compensation and Nominating and Corporate Governance Committees are independent as defined under the new rules of the NASDAQ Stock Market that become applicable to the Company on the date of the Annual Meeting, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act. In addition, all of the members of the Audit Committee are independent as defined by the rules of the NASDAQ Stock Market that apply to the Company until the date of the Annual Meeting.

      The members of the Audit Committee during 2003 were David J. Ellenberger, John J. Gavin, Jr. and Robert M. Morrill. The Audit Committee held ten meetings during 2003. The purposes of the Audit Committee are: (i) to oversee the Company’s financial reporting process on behalf of the Board of Directors and review with the Company’s management and its independent auditors such matters as internal accounting controls and procedures, the plan and results of the annual audit and suggestions of the independent auditors for improvements in accounting procedures; (ii) to appoint the Company’s independent auditors; and (iii) to provide such additional information as the Audit Committee may deem necessary in order to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors. The Board of Directors has determined that John J. Gavin, Jr. is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

      The members of the Compensation Committee during 2003 were David J. Ellenberger and William J. Weyand. The Compensation Committee held five meetings during 2003. The purposes of the Compensation Committee are: (i) to review and approve the compensation to be paid or provided to certain of the Company’s executive officers and (ii) to administer the Company’s Second Restated 1994 Stock Option and Award Plan (the “1994 Plan”), the Company’s Second Restated 1989 Outside Directors Stock Option Plan (the “Director Plan”), the ESPP, the Company’s Non-Statutory Stock Option Plan and the Company’s Amended and Restated 1998 Non-Statutory Stock Option and Award Plan (the “1998 Plan”). The Compensation Committee has delegated authority to administer the 1994 Plan and the 1998 Plan to a Stock Option Committee of which the Company’s Chairman of the Board of Directors and Chief Executive Officer, Peter Gyenes, is the sole member; provided that no grants may be made to persons subject to Section 16 of the Exchange Act or in any way that would jeopardize the 1994 Plan’s qualification under Rule 16b-3 under the Exchange Act or Section 162(m) of the Internal Revenue Code of 1986, as amended. The Stock Option Committee has the authority to select the employees, other than officers (as defined) and directors, to whom options may be granted under the 1998 Plan. The Company’s Chairman of the Board of Directors and Chief Executive Officer participates in all discussions regarding the compensation and performance of certain executives of the Company but is excluded from discussions regarding his own compensation. At each regularly scheduled meeting of the Board of Directors and of the Compensation Committee, all option grants by the Stock Option Committee issued since the prior scheduled meeting are reviewed. In addition, the Company’s current practice is to have the Compensation Committee and/or the Board of Directors determine, authorize and approve annual executive option grants.

      The members of the Nominating and Corporate Governance Committee during 2003 were John J. Gavin, Jr. and Robert M. Morrill. The Nominating and Corporate Governance Committee held one meeting during 2003. The Nominating and Corporate Governance Committee may consider the names and qualifications of candidates for the Board of Directors submitted by stockholders in accordance with the procedures set forth in the Company’s Second Amended and Restated Bylaws and described above under the heading “Deadline for Receipt of Stockholder Proposals for 2005 Annual Meeting.” The purposes of the Nominating and Corporate Governance Committee are: (i) to identify individuals qualified to become members of the Board of Directors; (ii) to recommend to the Board of Directors the persons to be nominated by the Board of Directors for election as directors at the annual or any special meeting of stockholders; and (iii) to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company. Other than Peter Gyenes, no directors attended the 2003 annual meeting of stockholders. The Company’s policy, adopted by resolution of the Board of Directors on March 26, 2004, is to recommend that each Director attend the annual meeting of stockholders.

Director Candidates

      The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board.

      In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply certain criteria, including the candidate’s integrity, business acumen, knowledge of the Company’s business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

      Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company’s common stock for at least a year as of the date such recommendation is made, to Nominating and Corporate Governance Committee, c/o Corporate Secretary, Ascential Software Corporation,

50 Washington Street, Westborough, Massachusetts 01581. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying the same criteria, as it follows for candidates submitted by others.

      Stockholders also have the right under the Company’s Second Amended and Restated Bylaws to directly nominate director candidates, without any action or recommendation on the part of the Committee or the Board, by following the procedures set forth under “Deadline for Receipt of Stockholder Proposals for 2005 Annual Meeting”.

Communicating with the Independent Directors

      The Board will give appropriate attention to substantive written communications that are submitted by stockholders, and will respond if, as and when appropriate. Absent unusual circumstances or as otherwise contemplated by any charter of the Nominating and Corporate Governance Committee, the Chairman of the Nominating and Corporate Governance Committee, with the advice and assistance of the Company’s General Counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers substantive and appropriate.

      Under procedures approved by a majority of the independent directors, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Nominating and Corporate Governance Committee considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.

      Stockholders who wish to send communications on any topic to the Board should address such communications to Board of Directors, c/o Corporate Secretary, Ascential Software Corporation, 50 Washington Street, Westborough, Massachusetts 01581.

Director Compensation

      Employee directors do not receive any additional compensation for serving as a director. For 2003, the Company paid each non-employee director a quarterly fee of $5,000 and an additional fee of $1,000 for each board meeting attended. In addition, members of the Audit Committee and Compensation Committee received $1,000 for each committee meeting attended and the chairmen of the Audit and Compensation Committees received an additional annual fee of $5,000. Members of the Nominating and Corporate Governance Committee did not receive additional compensation for their attendance at committee meetings during 2003. For 2004, outside directors will receive a quarterly fee of $5,000, an additional fee of $1,000 for each board meeting attended and an additional fee of $1,000 for each Audit Committee or Compensation Committee meeting attended. Compensation for attendance at meetings of the Nominating and Corporate Governance Committee has not yet been finally determined. The Chairmen of the Audit and Compensation Committees will each receive an additional annual fee of $5,000. The Company reimburses each director, whether or not an employee, for out-of-pocket expenses, including travel expenses, incurred in connection with attending board and committee meetings. Each director is also eligible to participate in the Company’s medical, dental and vision benefits plans. In 2003, Mr. Morrill participated in all three plans, and no other director elected to participate. The Company paid all of Mr. Morrill’s premium costs for such plans, which totaled $10,271 in 2003. The cost of premiums for such plans for 2004 is expected to be approximately $10,541.

      The Director Plan provides for the grant of options to non-employee directors pursuant to an automatic, non-discretionary grant mechanism. Directors are automatically granted an option to purchase 20,000 shares of Common Stock upon initial election to the Board of Directors and an additional option to purchase 15,000 shares of Common Stock annually thereafter, and upon re-election. Each such option is granted at the fair market value of Common Stock on the date of grant. Because directors serve three-year terms, options granted under the Director Plan become exercisable over three years with one-third of the shares vesting on each anniversary of the grant date.

Security Ownership of Management and Certain Beneficial Owners

      The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of February 27, 2004 by: (i) each director of the Company; (ii) the Company’s chief executive officer; (iii) the Company’s three other executive officers as of December 31, 2003 whose salary and bonus for 2003 exceeded $100,000 (the individuals specified in subsections (ii) and (iii) hereof are referred to herein as the “Named Executive Officers”); and (iv) all directors and current executive officers of the Company as a group.

      Information with respect to beneficial ownership is based upon information furnished by each director and executive officer or contained in filings made with the Securities and Exchange Commission (the “SEC”). Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Unless otherwise indicated, to the Company’s knowledge, all persons named in the table below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. Shares of Common Stock subject to options or warrants that are presently exercisable or exercisable within 60 days of February 27, 2004 are deemed to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage of beneficial ownership of such person but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

		Percentage of
	Number of Shares	Common Stock
Name of Beneficial Owner	Beneficially Owned	Outstanding(1)

Peter Gyenes(2)	955,580	1.6%
Robert M. Morrill(3)	186,984	*
John J. Gavin, Jr.(4)	4,584	*
David J. Ellenberger(5)	4,584	*
William J. Weyand(6)	1,667	*
Peter Fiore(7)	431,981	*
Robert C. McBride(8)	100,667	*
Scott N. Semel(9)	33,544	*
All directors and current executive officers as a group (8 people)(10)	1,719,591	2.8%

*	Less than 1%.

(1)	The percentage of ownership for each person listed in the table above is based on 60,280,710 shares of Common Stock outstanding as of February 27, 2004, together with applicable options or warrants for such person.

(2)	Includes 887,018 shares of Common Stock issuable upon exercise of outstanding options which are presently exercisable or will become exercisable within 60 days of February 27, 2004. Mr. Gyenes is the Chairman of the Company’s Board of Directors and the Chief Executive Officer of the Company.

(3)	Includes 104,109 shares of Common Stock held in trust for the benefit of Mr. Morrill’s children. Mr. Morrill and his wife each serve as trustee over such trusts, and Mr. Morrill has shared voting and shared investment power over the shares held therein. Also includes 82,875 shares of Common Stock issuable upon exercise of outstanding options which are presently exercisable or will become exercisable within 60 days of February 27, 2004. Morrill is a member of the Company’s Board of Directors.

(4)	Consists of 4,584 shares of Common Stock issuable upon exercise of outstanding options which are presently exercisable or will become exercisable within 60 days of February 27, 2004. Mr. Gavin is a member of the Company’s Board of Directors.

(5)	Consists of 4,584 shares of Common Stock issuable upon exercise of outstanding options which are presently exercisable or will become exercisable within 60 days of February 27, 2004. Mr. Ellenberger is a member of the Company’s Board of Directors.

(6)	Consists of 1,667 shares of Common Stock issuable upon exercise of outstanding options which are presently exercisable or will become exercisable within 60 days of February 27, 2004. Mr. Weyand is a member of the Company’s Board of Directors.

(7)	Includes 423,621 shares of Common Stock issuable upon exercise of outstanding options which are presently exercisable or will become exercisable within 60 days of February 27, 2004. Mr. Fiore is the President of the Company.

(8)	Includes 95,312 shares of Common Stock issuable upon exercise of outstanding options which are presently exercisable or will become exercisable within 60 days of February 27, 2004. Mr. McBride is the Vice President and Chief Financial Officer of the Company.

(9)	Includes 31,639 shares of Common Stock issuable upon exercise of outstanding options which are presently exercisable or will become exercisable within 60 days of February 27, 2004. Mr. Semel is the Vice President, General Counsel and Secretary of the Company.

(10)	Includes 1,531,300 shares of Common Stock issuable upon exercise of outstanding options which are presently exercisable or will become exercisable within 60 days of February 27, 2004.

Executive Compensation

Summary Compensation Table

      The following table summarizes the total compensation awarded to, earned by, or paid for services rendered to the Company in all capacities during each of the years ended December 31, 2003, 2002 and 2001, respectively, by each of the Named Executive Officers.

						Long-Term
						Compensation
			Annual Compensation(1)			Awards

					Other	Securities
	Fiscal				Annual	Underlying	All Other
Name and Principal Positions	Year		Salary	Bonus	Comp.	Options/SARs(#)(2)	Compensation

Peter Gyenes	2003		$375,000	$700,000	—	—	$157,448	(6)
Chairman of the Board	2002	(5)	450,000	300,000	—	500,000	52,238	(6)
of Directors and Chief Executive Officer	2001		600,000	—	—	250,000	927,171	(6)
Peter Fiore	2003		$375,000	$500,000	—	—	$82,615	(7)
President	2002	(5)	445,673	200,000		200,000	124,912	(7)
	2001		591,667	—	—	150,000	196,892	(7)
Robert C. McBride(3)	2003		$250,000	$225,000	—	—	$4,822	(8)
Vice President and	2002		250,000	100,000	—	87,500	5,982	(8)
Chief Financial Officer	2001		131,731	—	—	100,000	53,661	(8)
Scott N. Semel(4)	2003		$225,000	225,000	—	—	$998	(9)
Vice President, General	2002		225,000	100,000	—	106,250	810	(9)
Counsel and Secretary	2001		74,359	—	—	31,250	263	(9)

(1)	Other than the salary, bonus and other compensation described herein, the Company did not pay any of the Named Executive Officers any fringe benefits, perquisites or other compensation in excess of 10% of such Named Executive Officer’s salary and bonus during 2003, 2002 or 2001.

(2)	On June 17, 2003, the Company effected a one-for-four reverse split of its Common Stock. Accordingly, all share figures have been restated as though the reverse split had been in effect for all periods presented.

(3)	Mr. McBride joined the Company in June 2001.

(4)	Mr. Semel joined the Company in August 2001.

(5)	Peter Gyenes, the Company’s Chairman of the Board of Directors and Chief Executive Officer, and Peter Fiore, the Company’s President, each voluntarily reduced their respective annual salaries to $375,000, effective May 1, 2002.

(6)	Includes $875,000 of retention payments for 2001 paid to Mr. Gyenes pursuant to Mr. Gyenes’ July 2000 employment arrangement with the Company; $46,152 in accrued vacation payments in 2002; $46,154 in accrued payments in 2001 in connection with the discontinued sabbatical program formerly maintained by Informix Corporation; $2,500 in matching contributions under the Company’s 401(k) plan in each of 2003, 2002 and 2001; and $2,322 in group life insurance premiums paid by the Company in each of 2003, 2002 and 2001. Also includes $1,212, $1,264 and $1,195 in taxable income in 2003, 2002 and 2001, respectively, associated with the premiums paid by the Company during the year on an insurance policy on the life of the executive purchased in connection with a split dollar agreement. The policy is a whole life policy, assumed by the Company through its acquisition of Ardent. Pursuant to the arrangement, the executive may borrow against the excess cash surrender value of his policy over cumulative paid-in premiums. The Company is entitled to recover the amount of premiums paid by the Company upon termination of the policy or death of the executive. Following the passage of the Sarbanes-Oxley Act of 2002, the Company ceased paying premiums on such policies held by its executive officers. As a result, the Company paid Mr. Gyenes the amount of $151,414 in 2003, which, after the impact of payroll taxes, represented the amount of the annual premium on his split dollar life insurance policy. This amount is included as “All Other Compensation”. The Company will not be entitled to be reimbursed for this payment. The Company has no plans to offer similar arrangements to additional executive officers or employees.

(7)	Includes $155,000 of retention payments for 2001 due to Mr. Fiore pursuant to Mr. Fiore’s July 2000 employment arrangement with the Company; $50,479 in accrued vacation payments in 2002; $38,462 in accrued payments in 2001 in connection with the discontinued sabbatical program formerly maintained by Informix Corporation; $2,500 in matching contributions under the Company’s 401(k) plan in each of 2003, 2002 and 2001; and $810, $810 and $540 in group life insurance paid by the Company in 2003, 2002 and 2001. Also includes $459, $446 and $390 in taxable income in 2003, 2002 and 2001, respectively, associated with the premiums paid by the Company during the year on an insurance policy on the life of the executive purchased in connection with a split dollar agreement. The policy is a whole life policy, assumed by the Company through its acquisition of Ardent. Pursuant to the arrangement, the executive may borrow against the excess cash surrender value of his policy over cumulative paid-in premiums. The Company is entitled to recover the amount of premiums paid by the Company upon termination of the policy or death of the executive. Following the passage of the Sarbanes-Oxley Act of 2002, the Company ceased paying premiums on such policies held by its executive officers. As a result, the Company paid Mr. Fiore the amount of $78,846 in 2003 and $70,677 in 2002, which, after the impact of payroll taxes, represented the amount of the annual premium on his split dollar life insurance policy for the respective year. These amounts are included as “All Other Compensation”. The Company will not be entitled to be reimbursed for these payments. The Company has no plans to offer similar arrangements to additional executive officers or employees.

(8)	Includes a $50,000 sign-on payment in 2001 that was paid by the Company pursuant to Mr. McBride’s June 2001 employment arrangement with the Company; $2,500 in matching contributions under the Company’s 401(k) plan in each of 2003, 2002 and 2001; $2,322, $2,322 and $1,161 in group life insurance paid by the Company in 2003, 2002 and 2001, respectively; and $1,160 in payments made during 2002 in exchange for Mr. McBride declining to participate in the Company’s health insurance plans.

(9)	Includes $188 in matching contributions under the Company’s 401(k) plan in 2003 and $810, $810 and $263 in group life insurance paid by the Company in 2003, 2002 and 2001, respectively.

Option Grants in Fiscal Year 2003

      The following table provides information relating to stock options awarded to each of the Named Executive Officers during the year ended December 31, 2003.

Potential Realizable
	Individual Grants				Values at Assumed
Annual Rates of
	Number of				Stock Price
	Securities	Percent of			Appreciation for
	Underlying	Total Options			Option Term
	Options	Granted to Employees	Exercise	Expiration
Name	Granted	in Fiscal 2003	Price Per Share	Date	5%	10%

Peter Gyenes	—	—	—	—	—	—
Peter Fiore	—	—	—	—	—	—
Robert C. McBride	—	—	—	—	—	—
Scott N. Semel	—	—	—	—	—	—

Aggregate Option Exercises in Fiscal Year 2003 and Fiscal Year 2003 Option End Values

      The following table sets forth certain information regarding the exercise of stock options by the Named Executive Officers during the year ended December 31, 2003 and stock options held as of December 31, 2003 by the Named Executive Officers.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
			Options at		Options at
	Shares		December 31, 2003		December 31, 2003(1)
	Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Peter Gyenes	185,000	$2,452,663	817,018	516,018	$7,128,520	$6,716,762
Peter Fiore	21,585	249,959	375,705	230,731	$2,828,470	$2,558,287
Robert C. McBride	—	—	80,728	106,772	$1,016,371	$1,465,879
Scott N. Semel	28,125	288,656	21,484	87,891	$313,912	$1,317,025

(1)	Based on the closing sales price of $25.94 of the underlying securities as of December 31, 2003, as reported on the NASDAQ National Market, minus the exercise price.

Equity Compensation Plan Information

      The following table provides information about common stock authorized for issuance under our equity compensation plans as of December 31, 2003:

			Number of Securities
			Remaining Available for
			Future Issuance Under
	Number of Securities to	Weighted-Average	Equity Compensation
	be Issued upon Exercise	Exercise Price of	Plans (Excluding
	of Outstanding Options,	Outstanding Options,	Securities Reflected in
Plan Category	Warrants and Rights(1)	Warrants and Rights	Column(a))(2)

	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,714,885	$20.12	4,794,699 (3)
Equity compensation plans not approved by security holders	3,554,015	$15.53	4,739,969

Total	6,268,900	$17.52	9,534,668

(1)	This table excludes an aggregate of 2,028,495 shares issuable upon exercise of outstanding options that were assumed in connection with various acquisition transactions. The weighted-average exercise price of the excluded options is $23.87.

(2)	In addition to being available for future issuance upon exercise of options that may be granted after December 31, 2003, 1,650,000 shares under the 1994 Plan and 1,625,000 under the 1998 Plan may be used for the award of restricted stock.

(3)	Includes 375,416 shares issuable under the ESPP as of December 31, 2003.

Equity Compensation Plans Not Approved by Stockholders

      Presently, the Company grants stock option awards under two equity compensation plans that are not approved by the stockholders — the 1997 Non-Statutory Stock Option Plan (as amended, the “1997 Plan”) and the 1998 Plan. The following descriptions of the material terms of the plans are qualified in their entirety by reference to the 1997 Plan and the 1998 Plan.

1997 Non-Statutory Stock Option Plan

     General

      In July 1997, the Board of Directors adopted the 1997 Plan for the purposes of granting nonstatutory stock option awards to attract and retain the best available personnel for positions of substantial responsibility, providing additional incentives to employees and promoting the success of the Company’s business. Under the 1997 Plan, the Company is currently authorized to grant nonstatutory stock options to purchase an aggregate of 425,000 shares of common stock.

      The 1997 Plan is administered by a committee of the Board of Directors (the “1997 Committee”). The members of the 1997 Committee are appointed from time to time by, and serve at the pleasure of, the Board of Directors. At present, the 1997 Committee is made up of the members of the Company’s Compensation Committee.

      Subject to the terms of the 1997 Plan, the 1997 Committee has all discretion and authority necessary or appropriate to control and manage the operation and administration of the 1997 Plan. The 1997 Committee may, among other things, determine the per share exercise price of options granted, the term of the option and the vesting period and the acceptable form of payment upon exercise of an option. All determinations and interpretations of the 1997 Committee are final and binding on the holders of options granted under the 1997 Plan.

     Eligibility

      The 1997 Plan provides that nonstatutory stock options may be granted to employees (including officers and directors who are also employees) and consultants (including advisors) of the Company and its subsidiaries; provided, however, that options may only be granted to officers and employee directors of the Company as an inducement essential to their entering into an employment contract with the Company.

     Amendment and Termination

      Subject to the relevant requirements of the Nasdaq Stock Market regarding shareholder approval, the Board of Directors may, in its discretion, amend, alter, suspend or terminate the 1997 Plan or any part of it; however, no such amendment, alteration, suspension or termination may impair the rights of any optionholder without the consent of the optionholder. The 1997 Plan is effective for a term of 10 years and will terminate on July 22, 2007, unless terminated earlier by the Board of Directors.

     Changes in Capital Structure

      In the event of a stock dividend, stock split, reverse stock split, combination, reclassification or similar event, the number of shares authorized for issuance under the 1997 Plan, the outstanding options and the exercise price of such options will be proportionately adjusted.

      In the event of a dissolution or liquidation of the Company, the 1997 Committee may accelerate the vesting of then-unvested options until 10 days prior to such transaction. In the event of any merger or asset sale, outstanding options shall be assumed or an equivalent option substituted by the successor corporation. In the event that the successor corporation declines to assume the options, the options shall fully vest and become exercisable.

Amended and Restated 1998 Non-Statutory Stock Option and Award Plan

General

      In July 1998, the Board of Directors adopted the 1998 Plan for the purposes of granting nonstatutory stock option awards to attract and retain the best available personnel for positions of substantial responsibility, providing additional incentive to employees and consultants and promoting the success of the Company’s business. In June 2003, the 1998 Plan was amended to provide for the issuance of restricted stock awards to employees and consultants of the Company. Under the 1998 Plan 8,125,000 shares of common stock are authorized for issuance.

      The 1998 Plan is presently administered by a committee of the Board of Directors (the “1998 Committee”). The members of the 1998 Committee are appointed from time to time by, and serve at the pleasure of, the Board of Directors. At present, the Compensation Committee administers the 1998 Plan. The Compensation Committee has delegated authority to administer the 1998 Plan to a Stock Option Committee of which the Company’s Chairman of the Board of Directors and Chief Executive Officer, Peter Gyenes, is the sole member. The Stock Option Committee has the authority to select the employees, other than officers (as defined) and directors, to whom options may be granted under the 1998 Plan. At each regularly scheduled meeting of the Board of Directors and of the Compensation Committee, all such option grants by the Stock Option Committee issued since the prior scheduled meeting are reviewed. In addition, the Company’s current practice is to have the Compensation Committee and/or the Board of Directors determine, authorize and approve annual executive option grants.

      Subject to the terms of the 1998 Plan, the 1998 Committee has all discretion and authority necessary or appropriate to control and manage the operation and administration of the 1998 Plan. The 1998 Committee may, among other things, determine the per share exercise price of options granted, the term of the option and the vesting period and the acceptable form of payment upon exercise of an option. All determinations and interpretations of the 1998 Committee are final and binding on the holders of options granted under the 1998 Plan.

     Eligibility

      The 1998 Plan provides that nonstatutory stock options and restricted stock may be granted to employees (including officers) and consultants (including advisors).

     Amendment and Termination

      Subject to the relevant requirements of the Nasdaq Stock Market regarding shareholder approval, the Board of Directors may, in its discretion, amend, alter, suspend or terminate the 1998 Plan or any part it; however, no such amendment, alteration, suspension or termination shall impair the rights of any optionholder without the consent of the optionholder. The 1998 Plan is effective for a term of 10 years and will terminate on July 17, 2008, unless terminated earlier by the Board of Directors.

     Changes in Capital Structure

      In the event of a stock dividend, stock split, reverse stock split, combination, reclassification or similar event, the number of shares authorized for issuance under the 1998 Plan, the outstanding options and awards and the exercise price of such options will be proportionately adjusted.

      In the event of any merger, direct or indirect purchase, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company, all obligations of the Company under the 1998 Plan, with respect to the options granted under the 1998 Plan, shall be binding on any successor to the Company.

Report of the Compensation Committee of the Board of Directors

      Notwithstanding any statement to the contrary in any of the Company’s previous or future filings with the SEC, this Report of the Compensation Committee of the Board of Directors is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference into any such filings.

      The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company and the compensation plans and the specific compensation levels for senior executives, including the Company’s Chief Executive Officer.

     General Compensation Philosophy

      The primary objectives of the Company’s executive compensation policies include the following:

•	to attract, motivate and retain a highly qualified executive management team;

•	to link executive compensation to the Company’s financial performance as well as to defined individual management objectives established by the Compensation Committee with the recommendations of the Company’s Chief Executive Officer;

•	to compensate competitively with the practices of technology companies that are determined, to the extent practicable, to be similarly situated, or that represent likely sources of, or competitors for, the Company’s executive talent (“Comparison Companies”);

•	to create incentives designed to enhance stockholder value;

•	to review the performance of the Company’s Chief Executive Officer and the other executive officers of the Company; and

•	to review the reasonableness of compensation paid to the Company’s Chief Executive Officer and the other executive officers of the Company, as well as how the Company’s overall compensation levels compare to that paid by Comparison Companies.

      The Company competes in very aggressive and dynamic industries and, as a result, believes that hiring, motivating and retaining quality employees, particularly senior management, sales personnel and technical personnel, are factors key to the Company’s future success. The Compensation Committee’s compensation philosophy seeks to align the interests of stockholders and management by tying compensation to the Company’s financial performance and other metrics and criteria that relate to building long-term shareholder value, either directly in the form of salary and bonuses paid in cash or indirectly in the form of appreciation of stock options and stock purchase rights granted to employees through the Company’s equity incentive programs.

      The Compensation Committee reviews the reasonableness of compensation paid to executive officers of the Company and how the overall level of compensation paid to executive officers compares to that paid by the Comparison Companies. The Compensation Committee reviews and analyzes information, to the extent that it is available, relating to the Comparison Companies to ensure that the Comparison Companies represent companies that either could be the source of executive employees for the Company or could offer employment to candidates from the Company. Based upon its reviews and analyses, the Compensation Committee modifies the group of Comparison Companies from time to time. The Comparison Companies are a group of companies in the high technology and software industry and are generally operating in the same geographic area as the Company and have similar international presences.

      In determining the present compensation packages of management, the Compensation Committee considered, among other factors, the successful completion of the acquisition of Mercator Software, Inc. on September 12, 2003, and the integration of Mercator operations; the continued integration of operations of businesses and technology previously acquired from Vality Technology Corporation and Metagenix Inc., among others; the attainment of GAAP profitability of the Company during 2003 and achievement of other pre-determined financial objectives; operational improvements throughout the company; the expansion of existing alliances and the creation of new alliances, such as the PeopleSoft OEM agreement and other embedded reseller relationships with strategic market participants; and the introduction of significant product developments and enhancements to the Ascential Enterprise Integration SuiteTM. The success of these initiatives is a significant factor in the Company’s overall financial and market potential and, therefore, was operative in determining the compensation of the executive management team. In addition, an independent executive compensation firm provided the Compensation Committee and the Board of Directors with a survey of executive compensation, which they considered in establishing the types and levels of Chief Executive Officer and senior executive compensation.

     Cash Compensation

      Cash compensation for the Company’s executive officers consists of a fixed base salary and an annual bonus. The Company’s goal is to provide cash compensation targeted at the 50th percentile of that provided by the Comparison Companies for base pay and to provide total cash compensation through incentive bonuses at the 75th percentile or higher for superior performance.

      In connection with determining annual bonuses, the Compensation Committee established and the independent members of the Board of Directors approved a bonus target for the Company’s Chief Executive Officer and each other executive officer under the Company’s Executive Incentive Plan (the “EIP”). In setting annual goals for executive bonuses, the Compensation Committee references the corporate business plan. The target bonus for an executive is intended to relate to his or her potential impact on corporate results, and the percentage of the target bonus actually received is based on the corporate objectives actually achieved. The financial objectives for the Chief Executive Officer and the President are determined by the independent members of the Board of Directors, and the financial objectives for the other executive officers are determined by the Chief Executive Officer in consultation with the Compensation Committee and the independent members of the Board of Directors, and are intended to reflect the areas that are most critical to maximize the return to investors. Target compensation under the EIP for 2004 ranges from 70% to 100% of the base salary of the executive officers. If the Company exceeds its financial objectives, it is possible for the actual bonus amount to exceed the target amount, subject to the decision of the Compensation Committee or the independent members of the Board of Directors. The Compensation Committee attempts to set aggressive but realizable objectives that will result, directly or indirectly, in increased revenues and improved profitability. In order to achieve the purposes of the plan, the corporate objectives and the corresponding bonus targets are communicated to executives at the beginning of each year.

Equity Incentive Programs

      Long-term equity incentives, including stock options granted pursuant to the Company’s 1994 Plan and 1998 Plan, help to align the economic interests of the Company’s management and employees with those of its stockholders. Stock options are a particularly strong incentive because they are valuable to employees only if the fair market value of the Common Stock increases above the exercise price, which is generally set at the fair market value of the Common Stock on the date on which the option is granted.

      In addition to aligning executive and stockholder incentives through establishing an exercise price for options equal to the fair market value of the Common Stock on the date such exercise price is determined, in order to promote the long-term economic interests of the Company, in general, employees must remain employed with the Company for a fixed period of time for their options to fully vest.

      Prior to May 2000, options granted under the 1994 Plan and 1998 Plan vested in equal annual installments over four years. Beginning in May 2000, however, options granted under both the 1994 Plan and the 1998 Plan vest 25% after the first year and in 36 equal monthly installments thereafter. The number of options granted to each executive officer is determined by the Compensation Committee. In making its determination, the Compensation Committee considers the executive officer’s position at the Company, his or her individual performance, the number and nature of options held by the executive officer, with particular attention to the executive officer’s unvested option position, and other factors.

      The Compensation Committee may also grant restricted stock under the 1994 Plan from time to time to certain executive officers. Currently, there are no outstanding restricted stock awards under the 1994 Plan. The Compensation Committee may issue restricted stock that vests upon the achievement of various milestones, including financial and/or time based milestones.

      In March 2004, the Board of Directors, after consultation with one of the Company’s stockholders, adopted a policy that, commencing in 2005, will tie vesting of at least 50% of equity awards granted to the Chief Executive Officer and the Company’s executive officers to performance-based metrics established by the Compensation Committee and/or the Board of Directors.

Compensation of Chief Executive Officer

      Generally, in determining the Company’s Chief Executive Officer’s compensation, the Compensation Committee considers, among other factors, comparative financial and compensation data and studies of the Comparison Companies and other companies provided to the Compensation Committee by outside executive compensation firms. In addition, the Compensation Committee also considers the Company’s goals, strategies, market position and results achieved in creating stockholder value. The Compensation Committee also evaluates the Chief Executive Officer’s leadership in identifying and implementing corporate strategies designed to assure the creation of long-term value.

      For 2003, the Company’s Chief Executive Officer received a salary of $375,000 and earned a bonus of $700,000 under the Company’s Executive Incentive Plan. No stock options were granted to the Company’s Chief Executive Officer during 2003. The compensation paid to the Chief Executive Officer under the Company’s Executive Incentive Plan was based on evaluation by all of the independent members of the Board of Directors of the Chief Executive Officer’s performance against multiple goals established at the beginning of 2003 by the Compensation Committee and all of the independent members of the Board of Directors. These included, among others: over-achievement by the Company of pre-determined financial targets; increasing the enterprise value of the Company; internal impact and recognition of the Chief Executive Officer; the direct impact of the Chief Executive Officer on the Company’s strategic objectives and tactical steps; strength of the Chief Executive Officer’s initiatives; the Chief Executive Officer’s impact on transactions that scale the Company; the Chief Executive Officer’s effectiveness on the impact and stability of the management team; the creation of organizational depth and focus on succession planning; as well as the Company’s performance against strategic company-wide objectives. See also the “Summary Compensation Table” above, and “Employment Agreements and Change in Control Arrangements with Named Executive Officers” below.

      The Company will continue to grant stock options (and may grant restricted stock) to the Chief Executive Officer primarily based on the Compensation Committee’s evaluation of his ability to influence the Company’s long-term growth and profitability. The Compensation Committee determines the size of the option grant based in part on its estimate of the equity incentive value of the Chief Executive Officer’s existing unvested option position.

Tax Deductibility of Executive Compensation

      Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the Company’s Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. In general, the Company structures and administers the 1994 Plan in a manner intended to comply with the performance-based exception to Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under the 1994 Plan will be treated as qualified performance-based compensation under Section 162(m). In addition, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may not be deductible when the Compensation Committee believes such payments are appropriate and in the best interests of the Company and its stockholders, after taking into consideration changing business conditions and the performance of its employees, among other factors.

Respectfully submitted,

The Compensation Committee

David J. Ellenberger
William J. Weyand

Compensation Committee Interlocks and Insider Participation

      The members of the Compensation Committee during 2003 were David J. Ellenberger and William J. Weyand. No member of the Compensation Committee was at any time during 2003, or formerly, an officer or employee of the Company or any subsidiary of the Company. No member of the Compensation Committee had any relationship with the Company during 2003 requiring disclosure under Item 404 of Regulation S-K under the Exchange Act.

      During 2003, no executive officer of the Company served as a member of the board of directors or compensation committee (or other committee serving an equivalent function) of any entity that had one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Report of the Audit Committee of the Board of Directors

      Notwithstanding any statement to the contrary in any of the Company’s previous or future filings with the SEC, this Report of the Audit Committee of the Board of Directors is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference into any such filings.

      The Audit Committee of the Company’s Board of Directors is comprised of three members, who are independent directors as defined by the Audit Committee’s charter and NASDAQ’s rules. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is filed as an appendix to this proxy statement.

      The purpose of the Audit Committee is to assist the Board of Directors’ oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. Management of the Company has the primary responsibility for the Company’s financial statements as well as the Company’s financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

      In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2003 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and the Audit Committee has discussed with the independent auditors the matters disclosed in the letter and the independent auditors’ independence from the Company. The Audit Committee also considered whether the independent auditors’ provision of non-audit services (as described below under the heading “Audit Fees”) to the Company is compatible with maintaining the auditors’ independence.

      In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent auditors. As a result, the Audit Committee’s oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that the Company’s financial statements are accurate, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that the Company’s auditors meet the applicable standards for auditor independence.

      Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

Respectfully submitted,

The Audit Committee

David J. Ellenberger
John J. Gavin, Jr.
Robert M. Morrill

Independent Auditors

      On March 31, 2003, the Audit Committee of the Board of Directors of the Company approved the dismissal of KMPG LLP (“KPMG”) as the Company’s independent auditors and subsequently approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as its independent auditors for the fiscal year ending December 31, 2003. Representatives of PwC are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

      The audit reports of KPMG on the Company’s consolidated financial statements for fiscal years ended December 31, 2002 and 2001 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

      KPMG’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2002 and 2001 contained a separate paragraph stating “As discussed in Note 1 to the consolidated financial statements, effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.”

      During fiscal years 2002 and 2001 and the subsequent interim period through March 31, 2003, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of such disagreement in connection with its reports on the financial statements of the Company.

      During fiscal years 2002 and 2001 and the subsequent interim period through the date of PwC’s engagement, neither the Company nor anyone on its behalf consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304(a) of Regulation S-K), or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Audit Fees

      On March 31, 2003, the Audit Committee of the Board of Directors of the Company approved the dismissal of KMPG LLP (“KPMG”) as the Company’s independent auditors and subsequently approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as its independent auditors for the fiscal year ending December 31, 2003. Representatives of PwC are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

      The audit reports of KPMG on the Company’s consolidated financial statements for fiscal years ended December 31, 2002 and 2001 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

      KPMG’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2002 and 2001 contained a separate paragraph stating “As discussed in Note 1 to the consolidated financial statements, effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.”

      During fiscal years 2002 and 2001 and the subsequent interim period through March 31, 2003, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of such disagreement in connection with its reports on the financial statements of the Company.

      During fiscal years 2002 and 2001 and the subsequent interim period through the date of PwC’s engagement, neither the Company nor anyone on its behalf consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304(a) of Regulation S-K), or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

      The following table summarizes the fees incurred by PwC, our independent auditor for the fiscal year ended December 31, 2003, and KPMG, our independent auditor for the fiscal year ended December 31, 2002:

Fee Category	2003	2002

Audit Fees(1)	$1,019,000	$1,898,000
Audit-Related Fees(2)	257,000	97,000
Tax Fees(3)	77,000	299,000
All Other Fees	—	—

Total Fees	$1,353,000	$2,294,000

(1)	Audit fees consist of fees for the audit of our consolidated financial statements, the review of the interim financial statements included in the Company’s quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees”. These services in 2003 relate to due diligence related to mergers and acquisitions and consultations concerning financial accounting and reporting standards. These services in 2002 relate to company acquisitions and an information systems control review.

None of the audit–related fees for 2003 or 2002 were provided under the de minimis exception to the audit committee pre-approval requirements.

(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning services. Substantially all of the fees in 2002 were for tax advice and tax planning services relating to assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from taxing authorities.

None of the tax fees for 2002 were provided under the de minimis exception to the audit committee pre-approval requirements.

Pre-Approval Policy and Procedures

      The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent auditor. This policy generally provides that the Company will not engage its independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

      From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent auditor during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

      The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to the Company by its independent auditor. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported at the next meeting of the Audit Committee.

Code of Business Conduct and Ethics

      The Company has adopted a written code of business conduct and ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, a copy of which is posted on the Company’s website, www.ascential.com. The Company intends to disclose any amendments to, or waivers from, the Company’s code of business conduct and ethics on its website.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file with the SEC reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5. Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such forms received by it or written representations from certain reporting persons, the Company believes that, during the year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors, and 10% stockholders were satisfied on a timely basis. In making these statements, the Company has relied upon the written representations of its officers and directors.

Employment Agreements and Change in Control Arrangements with Named Executive Officers

      On June 17, 2003, the Company effected a one-for-four reverse split of its Common Stock. Accordingly, all per share amounts and share prices have been restated as though the reverse stock split had been in effect for all periods presented.

      On July 31, 2000, the Company entered into an employment arrangement with Peter Gyenes, the Company’s Chairman and Chief Executive Officer, which provides for an annual base salary of $600,000 and an annual incentive cash bonus payable pursuant to the terms of the Company’s executive bonus plan at a target incentive of 100% of his annual base. This arrangement also provided for a retention payment of $875,000 which was paid on August 1, 2000 and for an equal retention payment of $875,000 which was paid on April 15, 2001. In connection with this arrangement, the Company also granted Mr. Gyenes an option under the 1994 Plan to acquire 246,250 shares of Common Stock and an option under the 1997 Plan to acquire 128,750 shares of Common Stock, in each case at $19.75 per share, representing the fair market value per share on the grant date. The shares granted under the 1994 Plan vest at the rate of 25% on July 14, 2000 and 2.08% each month thereafter. The shares granted under the 1997 Plan vest at the rate of 25% per year. On May 1, 2002, Mr. Gyenes voluntarily reduced his annual salary to $375,000.

      On April 22, 2003, the Company entered into a Change of Control Agreement with Mr. Gyenes (the “2003 Gyenes Agreement”), the terms of which superseded the change in control benefits under an Amended and Restated Change of Control and Severance Agreement dated May 1, 2002 (the “2002 Gyenes Agreement”). The 2003 Gyenes Agreement provides for cash severance payments, acceleration of unvested options and excise tax protection in the event of a change of control. With respect to cash severance payments, the 2003 Gyenes Agreement provides that if Mr. Gyenes’ employment is terminated other than for cause within one year after a change of control, he will be paid the greater of $3.0 million or three times his base salary plus his target bonus in effect prior to the termination of his employment. In addition, Mr. Gyenes will be entitled to continuing health care benefits during the 18 months immediately after the termination of his employment, and during the period between 19 and 36 months after the termination of his employment, the Company will arrange for health insurance with benefits comparable to those he received during his employment with the Company. With respect to the acceleration of vesting of stock options, the 2003 Gyenes Agreement provides that if a change of control occurs, vesting of Mr. Gyenes’ outstanding options will accelerate in full, provided that Mr. Gyenes is employed by the Company on the date on which the change of control occurs. In addition, if Mr. Gyenes’ employment is terminated other than for cause within a year after a change of control, any unvested options shall fully vest. If Mr. Gyenes becomes entitled to receive severance under the 2003 Gyenes Agreement, he shall have up to three years from the date of termination of his employment to exercise his vested options, unless he becomes employed by a competitor, or unless the term of the option would otherwise expire, at which time the options will terminate. Pursuant to those terms of the 2002 Gyenes Agreement that were not superseded by the 2003 Gyenes Agreement, if Mr. Gyenes’ employment is terminated by the Company for any reason other than for cause either prior to a change of control, or more than one year following a change of control, he shall be paid the greater of two years’ base salary or $1.2 million and all stock options that were unvested as of July 1, 2001 shall immediately vest; in addition, Mr. Gyenes shall be eligible for continued receipt of benefits for up to two years. Pursuant to the 2002 Gyenes Agreement, all other options held by Mr. Gyenes shall continue to vest for two years after the date of termination of employment and shall be exercisable for 27 months after the date of termination.

      On July 31, 2000, the Company entered into a compensation arrangement with Peter Fiore, the Company’s President, which provided for an annual base salary of $500,000 and an annual incentive bonus issued under the Company’s executive bonus plan. The annual incentive bonus is based on the Company’s achievement for a fiscal year measured against objectives for the fiscal year established by the Company’s Board of Directors. This arrangement also provided for a retention payment of $155,000 which was paid on July 31, 2000 and for a second retention payment of $155,000 which was paid on April 15, 2001. In connection with his employment, the Company granted Mr. Fiore an option under the 1994 Plan to acquire 125,000 shares of Common Stock at an exercise price of $20.00 per share, equal to the fair market value per share on the grant date, subject to vesting at a rate of 25% on after one year, and 2.08% each month thereafter. On May 1, 2002, Mr. Fiore voluntarily reduced his annual salary to $375,000.

      On April 22, 2003, the Company entered into a Change of Control Agreement with Mr. Fiore (the “2003 Fiore Agreement”), the terms of which superseded the change in control benefits under an Amended and Restated Change of Control and Severance Agreement dated May 1, 2002 (the “2002 Fiore Agreement”). The 2003 Fiore Agreement provides for cash severance payments, acceleration of unvested options and excise tax protection in the event of a change of control. With respect to cash severance payments, the 2003 Fiore Agreement provides that if Mr. Fiore’s employment is terminated other than for cause within one year after a change of control, he will be paid the greater of $2.4 million or three times his base salary plus his target bonus in effect prior to the termination of his employment. In addition, Mr. Fiore will be entitled to continuing health care benefits during the 18 months immediately after the termination of his employment, and during the period between 19 and 36 months after the termination of his employment, the Company will arrange for health insurance with benefits comparable to those he received during his employment with the Company. With respect to the acceleration of vesting of stock options, the 2003 Fiore Agreement provides that if a change of control occurs, vesting of Mr. Fiore’s outstanding options will accelerate in full, provided that Mr. Fiore is employed by the Company on the date on which the change of control occurs. In addition, if Mr. Fiore’s employment is terminated other than for cause within a year after a change of control, any unvested options shall fully vest. If Mr. Fiore becomes entitled to receive severance under the 2003 Fiore Agreement, he shall have up to three years from the date of termination of his employment to exercise his vested options, unless he becomes employed by a competitor, or unless the term of the option would otherwise expire, at which time the options will terminate. Pursuant to those terms of the 2002 Fiore Agreement that were not superseded by the 2003 Fiore Agreement, if Mr. Fiore’s employment is terminated by the Company for any reason other than for cause either prior to a change of control, or more than one year following a change of control, he shall be paid the greater of two years’ base salary or $1.2 million and all stock options that were unvested as of July 1, 2001 shall immediately vest; in addition, Mr. Fiore shall be eligible for continued receipt of benefits for up to two years. Pursuant to the 2002 Fiore Agreement, all other options held by Mr. Fiore shall continue to vest for two years after the date of termination of employment and shall be exercisable for 15 months after the date of termination.

      On June 13, 2001, the Company entered into an employment arrangement with Robert C. McBride, the Company’s Vice President and Chief Financial Officer, which provides for an annual base salary of $250,000 and an annual incentive bonus issued under the Company’s executive bonus plan. The annual incentive bonus is based on the Company’s achievement for a fiscal year measured against objectives for the fiscal year established by the Company’s Board of Directors. Mr. McBride also received a $50,000 sign-on payment, which would have been repayable to the Company upon his voluntary termination of employment within twelve months of Mr. McBride’s date of hire. In connection with his employment, Mr. McBride was granted an option under the 1994 Plan to acquire 100,000 shares of Common Stock at an exercise price of $3.67 per share, equal to the fair market value per share on the grant date, subject to vesting at a rate of 25% after one year and 2.08% each month thereafter.

      On April 22, 2003, the Company entered into a Change of Control Agreement with Mr. McBride (the “2003 McBride Agreement”), the terms of which superseded the change in control benefits under an Amended and Restated Change of Control and Severance Agreement dated March 8, 2002 (the “2002 McBride Agreement”). The 2003 McBride Agreement provides for cash severance payments, acceleration of unvested options and excise tax protection in the event of a change of control. With respect to cash severance payments, the 2003 McBride Agreement provides that if Mr. McBride’s employment is terminated other than for cause within one year after a change of control, he will be paid three times his base salary plus his target bonus in effect prior to the termination of his employment. In addition, Mr. McBride will be entitled to continuing health care benefits during the 18 months immediately after the termination of his employment, and during the period between 19 and 36 months after the termination of his employment, the Company will arrange for health insurance with benefits comparable to those he received during his employment with the Company. With respect to the acceleration of vesting of stock options, the 2003 McBride Agreement provides that if a change of control occurs, vesting of Mr. McBride’s outstanding options will accelerate in full, provided that Mr. McBride is employed by the Company on the date on which the change of control occurs. In addition, if Mr. McBride’s employment is terminated other than for cause within a year after a change of control, any unvested options shall fully vest. If Mr. McBride becomes entitled to receive severance under the 2003 McBride Agreement, he shall have up to three years from the date of termination of his employment to exercise his vested options, unless he becomes employed by a competitor, or unless the term of the option would otherwise expire, at which time the options will terminate. Pursuant to those terms of the 2002 McBride Agreement that were not superseded by the 2003 McBride Agreement, if Mr. McBride’s employment is terminated by the Company for any reason other than for cause either prior to a change of control, or more than one year following a change of control, he shall be paid two years’ base salary and all stock options that were unvested as of July 1, 2001 shall immediately vest; in addition, Mr. McBride shall be eligible for continued receipt of benefits for up to two years. Pursuant to the 2002 McBride Agreement, all other options held by Mr. McBride shall continue to vest for a year after the date of termination of employment and shall be exercisable for 15 months after the date of termination.

      On April 22, 2003, the Company entered into a Change of Control Agreement with Mr. Semel (the “Semel Agreement”). The Semel Agreement provides for cash severance payments, acceleration of unvested options and excise tax protection in the event of a change of control. With respect to cash severance payments, the Semel Agreement provides that if Mr. Semel’s employment is terminated other than for cause within one year after a change of control, he will be paid three times his base salary plus his target bonus in effect prior to the termination of his employment. In addition, Mr. Semel will be entitled to continuing health care benefits during the 18 months immediately after the termination of his employment, and during the period between 19 and 36 months after the termination of his employment, the Company will arrange for health insurance with benefits comparable to those he received during his employment with the Company. With respect to the acceleration of vesting of stock options, the Semel

Agreement provides that if a change of control occurs, vesting of Mr. Semel’s outstanding options will accelerate in full, provided that Mr. Semel is employed by the Company on the date on which the change of control occurs. In addition, if Mr. Semel’s employment is terminated other than for cause within a year after a change of control, any unvested options shall fully vest. If Mr. Semel becomes entitled to receive severance under the Semel Agreement, he shall have up to three years from the date of termination of his employment to exercise his vested options, unless he becomes employed by a competitor, or unless the term of the option would otherwise expire, at which time the options will terminate.

      The Company maintains a “split dollar” life insurance arrangement, assumed in its acquisition of Ardent, with respect to Messrs. Gyenes and Fiore. Pursuant to these arrangements, the recipients may borrow against the excess cash surrender values of their policies over cumulative paid-in premiums. The Company is entitled to recover the amount of premiums paid by the Company upon termination of the policy or death of the recipient. Following the passage of the Sarbanes-Oxley Act of 2002, the Company ceased paying premiums on policies held by Messrs. Gyenes and Fiore. In 2003, the Company paid or Mr. Fiore the amount of $78,846 and paid Mr. Gyenes the amount of $151,414 which, after the impact of payroll taxes, represented the amount of the annual premium on their respective split dollar life insurance policies. The Company will not be entitled to be reimbursed for these payments. The Company has no plans to offer similar arrangements to additional executive officers or employees.

      The Company has also adopted a Stockholders’ Rights Agreement and in connection therewith has declared a dividend of one purchase right (each a “Right” and collectively, the “Rights”) for each share of Common Stock outstanding on September 17, 1991 and each share of Common Stock thereafter issued. The Rights trade together with the Common Stock and generally become exercisable on the tenth day after a person or group (i) acquires 20% of more of the outstanding Common Stock or (ii) commences a tender offer or exchange offer that would result in such a person or group owning 20% or more of the Common Stock. In the event that a person or group acquires 20% or more of the Common Stock (a “Stock Acquisition”), each Right not owned by the 20% or more stockholder (the “Acquiring Person”) and its affiliates would become exercisable for the exercise price of the Right (currently, $240) for Common Stock (or in the event that sufficient Common Stock is not available, either preferred stock, debt securities or other assets available to the Company with a value equal to a share of Common Stock) in an amount equal to the then current exercise price of the Right divided by one half the then current market price of a share of Common Stock. Alternatively, in the event of certain business combinations following a Stock Acquisition, each Right not owned by the Acquiring Person and its affiliates would become exercisable for the exercise price of the Right for common stock of the Acquiring Person in an amount equal to the then current exercise price of the Right divided by one half the market price of the Acquiring Person’s common stock. At any time until ten days following a Stock Acquisition, the Rights are redeemable by the Company’s Board of Directors at a price of $.01 per Right. The Rights have no voting privileges. The Rights will terminate upon the earlier of the date of their redemption or July 25, 2005.

      Other than as described above, the Company does not have any employment contracts, termination arrangements or change of control arrangements with any Named Executive Officer. See also “Certain Relationships and Related Transactions” below.

Certain Relationships and Related Transactions

      Pursuant to both Article VI of the Company’s Second Amended and Restated Bylaws and Section 6 of each Indemnity Agreement that the Company enters into with its executive officers and directors, the Company has agreed to advance expenses incurred by indemnified parties in connection with the investigation, defense, settlement or appeal of threatened, pending or completed action or suits against such parties in their capacity as an agent of the Company. Under both the Company’s Second Amended and Restated Bylaws and each Indemnity Agreement, the indemnified party will repay the Company for any advanced expenses if it is ultimately determined that the indemnified party is not entitled to be indemnified by the Company.

Company Performance Graph

      Notwithstanding any statement to the contrary in any of the Company’s previous or future filings with the SEC, this Company Performance Graph is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference into any such filings.

      The following graph shows a five-year comparison of cumulative total return for Common Stock through December 31, 2003 relative to the NASDAQ Index (US) and the RDG Software Composite Index.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN AMONG

ASCENTIAL SOFTWARE CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE RDG SOFTWARE COMPOSITE INDEX

	Ascential Software	Nasdaq Stock Market -
	Corporation	U.S.	RDG Software Composite

Dec-98	100.00	100.00	100.00
Dec-99	115.83	190.62	201.03
Dec-00	30.07	127.67	118.81
Dec-01	41.01	70.42	100.47
Dec-02	24.30	64.84	70.56
Dec-03	65.67	91.16	85.91

      Assumes $100 invested on the last trading day of December 1998 at the closing sales price in the Common Stock, the NASDAQ Index (US), and the RDG Software Composite Index. Total return assumes reinvestment of dividends for the NASDAQ Index (US) and the RDG Software Composite Index. The Company has never paid cash dividends on the Common Stock and has no present plans to do so.

      The NASDAQ Index (US) was prepared by the Center for Research in Security Prices and includes all United States NASDAQ companies. The RDG Software Composite Index is compiled by Research Data Group, Inc. as representative of the software marketplace as a whole.

PROPOSAL TWO

TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM 500,000,000 TO 125,000,000

Board of Directors’ Recommendation

      The Board of Directors unanimously recommends that the stockholders vote FOR the proposal to authorize the Board of Directors to amend the Restated Certificate of Incorporation to decrease the number of shares of authorized Common Stock from 500,000,000 to 125,000,000.

      The Board of Directors believes that it is advisable and in the best interests of the Company and its stockholders to amend the Company’s Restated Certificate of Incorporation to decrease the number of shares of authorized Common Stock from 500,000,000 to 125,000,000. The Board of Directors has adopted a resolution amending the Restated Certificate of Incorporation to decrease the number of shares of authorized Common Stock from 500,000,000 to 125,000,000, subject to stockholder approval. The proposed amendment to the Company’s Restated Certificate of Incorporation is attached to this proxy statement as Appendix A.

      In connection with the Company’s 1-for-4 reverse stock split of the Common Stock effected on June 17, 2003, the Board of Directors resolved that a proposal to proportionately reduce the Company’s authorized shares of Common Stock from 500,000,000 to 125,000,000 would be submitted to stockholders at the Company’s 2004 Annual Meeting.

      The Company’s Restated Certificate of Incorporation currently authorizes the issuance of 500,000,000 shares of Common Stock, par value $0.01 per share, of which as of February 27, 2004, (i) 60,280,710 shares were outstanding; (ii) options to purchase 10,440,491 shares of Common Stock were outstanding; (iii) options to purchase 6,680,198 shares of Common Stock were available for future grants pursuant to the Company’s existing stock option plans; and (iv) 375,416 shares of Common Stock are available for purchase pursuant to the Company’s employee stock purchase plan. The affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock is required to authorize the Board of Directors to amend the Company’s Restated Certificate of Incorporation to decrease the number of shares of authorized Common Stock from 500,000,000 to 125,000,000. Abstentions and broker non-votes, however, will have the effect of a negative vote with respect to this authorization of the Board of Directors.

PROPOSAL THREE

APPROVAL OF AMENDMENT TO SECOND RESTATED
1997 EMPLOYEE STOCK PURCHASE PLAN

Board of Directors’ Recommendation

      The Board of Directors has unanimously approved the amendment to the ESPP and recommends that the stockholders vote FOR the amendment increasing the number of shares of Common Stock authorized for issuance under the ESPP from 2,250,000 to 3,250,000.

      On March 26, 2004, the Board of Directors adopted, subject to stockholder approval, an amendment to the ESPP increasing the number of shares authorized for issuance under the ESPP by 1,000,000 shares to a total of 3,250,000 shares. The purpose of the ESPP is to promote the success and enhance the value of the Company, by providing eligible employees of the Company with the opportunity to purchase shares of Common Stock through payroll deductions. The Company also believes that the ESPP has been instrumental in the Company’s ongoing efforts to attract and retain employees of outstanding competence in the highly competitive labor markets in which the Company competes. The ESPP is intended to qualify as an employee stock purchase plan under the Code.

      As of April 5, 2004, 326,727 shares of Common Stock were available for purchase under the ESPP.

Description of the ESPP

      The following summary of the ESPP is qualified in its entirety by reference to the ESPP, a copy of which is attached as Appendix C to the Preliminary Proxy Statement of the Company filed with the SEC on April 16, 2004 and may be accessed from the SEC’s home page (www.sec.gov). In addition, a copy of the ESPP showing the proposed additions and deletions to the text of the ESPP may be obtained by making a written request to the Secretary of the Company.

     General

      The ESPP is administered by a committee of the Board of Directors (the “ESPP Committee”). The members of the ESPP Committee are appointed from time to time by, and serve at the pleasure of, the Board of Directors. At present, the ESPP Committee is made up of the members of the Company’s Compensation Committee.

      Subject to the terms of the ESPP, the ESPP Committee has all discretion and authority necessary or appropriate to control and manage the operation and administration of the ESPP. As permitted by Section 423 of the Code and the ESPP, the ESPP Committee also may establish a waiting period (not to exceed two years) before new employees may become eligible for the ESPP or exclude certain classes of employees from participating in the ESPP. The ESPP Committee may establish rules, interpret provisions of the ESPP, and take any other actions to administer the ESPP that it considers appropriate to promote the Company’s best interests and to ensure that the ESPP remains qualified under Section 423 of the Code. The ESPP Committee may delegate one or more of its functions to any of its members or to any other person. Subject to the relevant requirements of The Nasdaq Stock Market regarding shareholder approval, the Company’s Board of Directors, in its sole discretion, may amend or terminate the ESPP at any time and for any reason.

     Stock Subject to the ESPP

      Currently a maximum of 2,250,000 shares of Common Stock are authorized for issuance under the ESPP. If the proposed amendment is approved, the maximum number of shares shall increase from 2,250,000 shares to 3,250,000 shares.

     Eligibility

      Most employees of the Company are eligible to elect to participate in the ESPP. However, an employee may be ineligible if he or she (i) has not completed at least two years of service since his or her last hire date, (ii) normally works less than or equal to 20 hours per week or five months during a calendar year or (iii) is an officer or other manager of the Company. Also, an employee is not eligible to participate in the ESPP if after the option is granted, the employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary of the Company.

     Enrollment and Contributions

      Eligible employees voluntarily elect whether or not to enroll in the ESPP. Employees join for an enrollment period of three months. Eligible employees who have joined the ESPP are automatically re-enrolled for additional rolling three-month periods; provided, however, that an employee may cancel his or her enrollment at any time (subject to the relevant ESPP rules). The ESPP Committee is authorized to change the duration of future enrollment periods, but no enrollment period may be longer than 12 months. Employees contribute to the ESPP through payroll deductions. Participating employees generally may contribute up to 15% of their eligible compensation through after-tax payroll deductions. The ESPP Committee may, from time to time, establish a lower maximum permitted contribution percentage. Currently, this maximum is set at 10%. After an enrollment period has begun, an employee may not increase or decrease his or her contribution until the next enrollment period, but the employee may withdraw from the ESPP.

     Purchase of Shares

      On the last day of each enrollment period, each participating employee’s payroll deductions are used to purchase shares of Common Stock for the employee, subject to, among other limitations, the $25,000 limitation described below. The price of the shares purchased will be 85% of the lower of (i) the market value of Common Stock on the first business day of the enrollment period or (ii) the stock market value of Common Stock on the last business day of the enrollment period. Market value under the ESPP means the closing price of the Common Stock on NASDAQ for the day in question. The ESPP Committee is permitted to specify a maximum number of shares which may be purchased by any employee. Currently, this maximum is set at 20,000 shares per calendar quarter. However, as required by Section 423 of the Code, no employee may be granted an option which permits his rights to purchase Common Stock under the ESPP (or any other such Company plan) to accrue at a rate which exceeds $25,000 of fair market value of such Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     Termination of Participation

      Participation in the ESPP terminates when a participating employee’s employment with the Company ceases for any reason, the employee withdraws from the ESPP or the ESPP is terminated or amended such that the employee no longer is eligible to participate.

     Changes in Capital Structure

      In the event of any stock split or other change in the capital structure of the Company, the Board of Directors may make such adjustments, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the ESPP.

Federal Income Tax Consequences

      The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the plan and with respect to the sale of common stock acquired under the plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

     Tax Consequences to Participants

      A participant will not have income upon enrolling in the plan or upon purchasing stock at the end of an offering.

      A participant may have both compensation income and capital gain income or both compensation income and a capital loss upon the sale of stock that was acquired under the plan. The amount of each type of income and loss will depend on when the participant sells the stock.

      If the participant sells the stock more than two years after the commencement of the offering during which the stock was purchased and more than one year after the date that the participant purchased the stock at a profit (the excess of the sales proceeds over the purchase price), then the participant will have compensation income equal to the lesser of:

•	15% of the value of the stock on the day the offering commenced; and

•	the participant’s profit (the excess of the sales proceeds over the purchase price).

      Any excess profit will be long-term capital gain. If the participant sells the stock at a loss (if sales proceeds are less than the purchase price) after satisfying these waiting periods, then the loss will be a long-term capital loss.

      If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the stock less the purchase price. The participant also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day he or she purchased the stock. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

     Tax Consequences to the Company

      There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL FOUR

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors recommends a vote FOR ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

      The Audit Committee has selected PricewaterhouseCoopers LLP to audit the Company’s financial statements for the fiscal year ending December 31, 2004. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors, the Audit Committee will reconsider its selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions from stockholders.

OTHER MATTERS

      The Company knows of no other matters to be submitted at the Annual Meeting. Under the Company’s Second Amended and Restated Bylaws, the deadline for stockholders to notify the Company of any proposals or director nominations to be presented for action at the annual meeting has passed. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

      It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. Therefore, the Company urges you to mark, sign, date, and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

By Order of the Board of Directors

Scott N. Semel
Secretary

Appendix A

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

ASCENTIAL SOFTWARE CORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

      Ascential Software Corporation (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

      The Board of Directors of the Corporation duly adopted resolutions pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable and directing that it be submitted to and considered by the stockholders of the Corporation for approval. The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolutions setting forth the amendment are as follows:

RESOLVED:	That the Board of Directors deems it advisable and in the best interests of the Corporation and its stockholders that, in order to decrease the number of shares of authorized Common Stock (as defined below) of the Corporation from 500,000,000 to 125,000,000, Section 1 of ARTICLE FOUR of the Restated Certificate of Incorporation of the Corporation be, and hereby is, subject to receipt of any required stockholder approval, deleted and replaced in its entirety by the following:

“Section 1. The total number of shares of common stock, with a par value of One Cent ($.01) per share (hereinafter referred to as “Common Stock”), that the Corporation shall have authority to issue is One Hundred Twenty-Five Million (125,000,000), and the total number of shares of preferred stock that the Corporation shall have the authority to issue is Five Million (5,000,000), with a par value of One Cent ($.01) per share (hereinafter referred to as “Preferred Stock”).”

      IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its duly authorized officer this           day of                     ,           .

ASCENTIAL SOFTWARE CORPORATION

By:

Name:
Title

A-1

Appendix B

ASCENTIAL SOFTWARE CORPORATION

AUDIT COMMITTEE CHARTER

Purpose

      The purpose of the Audit Committee is to assist the Board of Directors’ oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

Structure and Membership

      Number. The Audit Committee shall consist of at least three members of the Board of Directors.

      Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

      Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

      Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

      Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

      Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

Authority and Responsibilities

General

      The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

      Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Board of Directors, may, in its discretion, seek ratification by the stockholders of the engagement of the independent auditor.

      Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

      Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

      Pre-approval of Services. The Audit Committee shall pre-approve all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

      Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

•	critical accounting policies and practices;

•	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and Company management.

Audited Financial Statements

      Review and Discussion. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

      Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

      Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

      Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

Controls and Procedures

      Oversight. The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

      Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee.

      Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

Procedures and Administration

      Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) Company management and (iii) any internal auditors employed by the Company The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

      Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

      Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

      Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

      Annual Self-Evaluation. At least annually, the Audit Committee shall evaluate its own performance.

      Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

      Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

      Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

RESPONSIBILITIES

      The Audit Committee Responsibilities Checklist identifies specific responsibilities of the Committee in carrying out its oversight role. The responsibilities checklist will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee responsibilities, the most recently updated responsibilities checklist will be considered to be an addendum to this charter.

AUDIT COMMITTEE RESPONSIBILITIES CHECKLIST

WHEN PERFORMED
Audit Committee Meetings

		Summer	Fall	Winter	Spring	A/N

1.	Perform such other functions as assigned by law, the Company’s charter or bylaws, or the Board of Directors.					X

2.	The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.					X

3.	Meet four times per year or more frequently as needed. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.					X

4.	The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee members), Finance management, and the public accounting firm	X	X	X	X	X

5.	Provide an open avenue of communication between the internal auditors, if any, the public accounting firm, Finance management and the Board of Directors. The Committee shall report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.					X

6.	Review and update the Audit Committee Responsibilities Checklist annually.				X

7.	Provide a report in the annual proxy that includes the Committee’s review and discussion of matters with management and the independent public accounting firm.			X

8.	Include a copy of the Committee charter as an appendix to the proxy statement at least once every three years.					X

9.	(a) Appoint and approve the public accounting firm;				X
	(b) Approve the compensation of the public accounting firm;			X
	(c) Pre-approve audit services and all other services to be provided by the public accounting firm, as required by applicable SEC rules; and					X
	(d) Provide oversight of the public accounting firm.	X	X	X	X

10.	Confirm annually the independence of the public accounting firm, and quarterly review the firm’s non-audit services and related fees.			X

WHEN PERFORMED
Audit Committee Meetings

		Summer	Fall	Winter	Spring	A/N

11.	Verify the Committee consists of a minimum of three members who are “independent” and financially literate, including at least one member who has financial sophistication.				X

12.	Review the independence of each Committee member based on NASDAQ, SEC and other applicable rules and regulations.				X

13.	Inquire of Finance management and the public accounting firm about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.					X

14.	Review with the public accounting firm and Finance management the audit scope and plan, and coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the use of independent public accountants other than the appointed auditors of the Company.		X

15.	Consider and review with the public accounting firm:
	(a) The adequacy of the Company’s internal controls including computerized information system controls and security; and				X	X
	(b) Any related significant findings and recommendations of the independent public accountants and internal audit together with management’s responses thereto.				X	X

16.	Review with Finance management any significant changes to GAAP and/or Company policies or standards.

17.	Review with Finance management and the public accounting firm at the completion of the annual audit:			X		X
(a) The Company’s annual financial statements and related footnotes;
(b) The public accounting firm’s audit of the financial statements and its report thereon;
(c) Any significant changes required in the public accounting firm’s audit plan;
(d) Any serious difficulties or disputes with management encountered during the course of the audit; and
(e) Other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards.

WHEN PERFORMED
Audit Committee Meetings

		Summer	Fall	Winter	Spring	A/N

18.	Consider whether to recommend to the Board that the audited financial statements be included in the Annual Report on Form 10-K			X

19.	Review with Finance management and the public accounting firm at least annually the Company’s critical accounting policies.			X		X

20.	Review policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company’s business.				X

21.	The Chairman of the Audit Committee or the Audit Committee will participate in a telephonic meeting among Finance management and the public accounting firm prior to earnings release.	X	X	X	X

22.	Review the periodic reports of the Company with Finance management, and the public accounting firm prior to filing of the reports with the SEC.	X	X	X	X

23.	In connection with each periodic report of the Company, review	X	X	X	X
(a) Management’s disclosure to the Committee under Rule 13a-14 of the Exchange Act; and
(b) The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Rule 13a-14 of the Exchange Act and Section 906 of the Sarbanes-Oxley Act.

24.	Review filings (including interim reporting) with the SEC and other published documents containing the Company’s financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements before it is filed with the SEC or other regulators.					X

25.	Coordinate with the Board oversight of internal control over financial reporting, disclosure controls and procedures and code of conduct.					X

26.	Monitor the appropriate standards adopted as a code of conduct or ethics for the Company. Review with Finance management and Legal the results of the review of the Company’s monitoring compliance with such standards and its compliance policies.				X	X

WHEN PERFORMED
Audit Committee Meetings

		Summer	Fall	Winter	Spring	A/N

27.	Establish procedures for (i) receipt, retention and treatment of complaints regarding accounting or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.	X	X	X	X	X

28.	Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.					X

29.	Meet with the public accounting firm in executive session to discuss any matters that the Committee or the public accounting firm believe should be discussed privately with the Audit Committee.	X	X	X	X

30.	Meet with Finance management in executive sessions to discuss any matters that the Committee or Finance management believe should be discussed privately with the Audit Committee.					X

[FORM OF PROXY]

ASCENTIAL SOFTWARE CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2004 ANNUAL MEETING

     The undersigned hereby appoints Peter Gyenes, Robert C. McBride and Scott N. Semel, and each of them singly, as attorneys of the undersigned, with full power of substitution (the “Proxy Holders”), to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Ascential Software Corporation, to be held at the Crowne Plaza, Hawthorne Room, 1360 Worcester Street, Natick, Massachusetts 01760, on Friday, June 18, 2004 at 10:00 a.m., local time, and at any continuation or adjournment thereof, with all the powers which the undersigned might have if personally present at the meeting.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated May 3, 2004, and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy and by filing this Proxy with the Secretary of the Company, gives notice of such revocation.

THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.
PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE.
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

See Reverse Side	See Reverse Side

[Reverse of Proxy]

ASCENTIAL SOFTWARE CORPORATION
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

[              ]
Your vote is important. Please vote immediately.

Vote-by-Internet		Vote-by-Telephone
Log on to the Internet and go to		Call toll-free
http://www.eproxyvote.com/ascl	OR	1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.
DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Please mark
votes as in
☒	this example.

This proxy will be voted as directed or, if no direction is indicated, will be voted “FOR” the election of the Class II Director nominees and “FOR” proposals 2, 3 and 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING:

1.	Election of Class II Director

Nominees: (01) David J. Ellenberger, (02) William J. Weyand

FOR	WITHHELD
o	o

☐     For all nominees except as noted above

2.	Authorization of the Board of Directors to further amend the Company’s Restated Certificate of Incorporation, as amended, to decrease the number of shares of authorized Common Stock from 500,000,000 to 125,000,000.

FOR	AGAINST	ABSTAIN
o	o	o

3.	Approval of an amendment to the Company’s Second Restated 1997 Employee Stock Purchase Plan (the “ESPP”) increasing the number of shares of Common Stock authorized for issuance under the ESPP from 2,250,000 to 3,250,000.

FOR	AGAINST	ABSTAIN
o	o	o

4.	Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2004.

FOR	AGAINST	ABSTAIN
o	o	o

In their discretion, the Proxy Holders are authorized to vote upon such other matter(s) which may properly come before the meeting and any adjournment(s) thereof.

o Mark here for address change and note at left.

Please date and sign exactly as your name or names appear hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full titles in such capacity. If shares are held by joint tenants or as community property, both should sign.

Signature:	Date:

Signature:	Date: